EXHIBIT 32.2

PRB ENERGY, INC.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of PRB Energy, Inc. for the fiscal quarter ended September 30, 2006, I, Daniel  D. Reichel Chief Financial Officer of PRB Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               This Form 10-Q for the fiscal quarter ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in this Form 10-Q for the fiscal quarter ended September 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of PRB Energy, Inc. for the periods presented therein.

Date: November 13, 2006

/s/ DANIEL D. REICHEL

Daniel D. Reichel
Vice President—Finance and Treasurer
(Principal Financial Officer)